IVA FIDUCIARY TRUST IVA Worldwide Fund IVA International Fund

Supplement dated March 19, 2021 to the
Statement of Additional Information dated January 31, 2021

for the IVA Worldwide Fund and IVA International Fund
(together, the “Funds”)

This supplement updates information in the Statement of Additional Information of the IVA Fiduciary Trust (the “Trust”) dated January 31, 2021. You may obtain a copy of the Statement of Additional Information free of charge, upon request, by calling the toll-free number (866) 941-4482 or by visiting the Trust’s website at www.ivafunds.com.

Effective March 18, 2021, Stefanie J. Hempstead is no longer Treasurer of the Trust and is no longer Chief Financial Officer of International Value Advisers, LLC, the Investment Adviser of the Funds. All references to Ms. Hempstead are hereby removed from the Statement of Additional Information.

Valery Iskhakova, Controller at the Adviser, has been elected Treasurer of the Trust.

Please retain this supplement for future reference.